UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2007 ev3 Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51348	32-0138874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9600 54th Avenue North, Suite 100 Plymouth, Minnesota	55442
(Address of Principal Executive Offices)	(Zip Code)

 (763) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In 2005, ev3 Inc.’s board of directors and stockholders approved the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan.  Under the plan, equity compensation awards consisting of stock options, stock appreciation rights, stock grants and stock unit grants may be made to ev3’s eligible employees, non-employee directors and consultants.  In 2006, ev3’s board of directors and stockholders amended the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan to increase the number of shares of common stock reserved for issuance from 4,000,000 shares to 6,000,000 shares.

On May 15, 2007, upon recommendation of the board of directors, the stockholders of ev3 approved and adopted the ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan, which includes the following changes to ev3’s current plan:

•                                          an increase in the number of shares of common stock reserved for issuance, from 6,000,000 shares to 8,000,000 shares;

•                                          an extension of the plan’s term from 2015 to 2017;

•                                          removal of the former aggregate limits on types of grants made, other than the 2,000,000 share limit on incentive stock options;

•                                          addition of provisions stating that awards assumed under the plan in connection with acquisitions (and shares issued under such awards) do not count against the shares reserved for issuance, and allowing shares available under option plans assumed in acquisitions to be added to the shares reserved for issuance, consistent with exemptions available under NASDAQ shareholder approval requirements;

•                                          changes to the option exercise provisions, allowing “net exercises” and payment by attestation as to ownership of existing shares;

•                                          addition of provisions expressly allowing “sub plans” for local law and tax compliance for international employees; and

•                                          clarification of plan provisions for purposes of exemptions from the deduction limitations under Section 162(m) of the Internal Revenue Code, as well as general updates for compliance with Section 409A of the Internal Revenue Code and current guidance thereunder.

The foregoing description of the changes is qualified in its entirety by reference to the actual text of the ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
10.1	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2007	ev3 Inc.

	By:	/s/ Kevin M. Klemz
Name: Kevin M. Klemz
Title: Vice President, Secretary and Chief Legal Officer

ev3 Inc.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description
10.1	ev3 Inc. Second Amended and Restated 2005 Incentive Stock Plan (filed herewith)